UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  January 4, 2005
                                               ---------------------------------


                          Pre-Paid Legal Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Oklahoma
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                 (State or Other Jurisdiction of Incorporation)


              1-9293                         73-1016728
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     (Commission File Number)       (IRS Employer Identification No.)


           One Pre-Paid Way
                Ada, OK                                    74820
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  (Address of Principal Executive Offices)               (Zip Code)


                                 (580) 436-1234
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On January 4, 2005, Pre-Paid Legal Services, Inc. (the "Company") issued a press release announcing its membership production and recruiting information for the three months ended December 31, 2004. A copy of the release is included as an exhibit to this report.


Item 9.01 Financial Statements and Exhibits

         The following exhibits are included with this report:

   Exhibit No.                        Description

       99.1         Company Press Release dated January 4, 2005





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Pre-Paid Legal Services, Inc.


                          By:      /s/ Randy Harp
                          ------------------------------------------------
                          Randy Harp, Chief Operating Officer

Date:  January 4, 2005

                                INDEX TO EXHIBITS

Exhibit No.                           Description

       99.1         Company Press Release dated January 4, 2005

For Immediate Release                              Company    Steve Williamson
Tuesday, January 4, 2005                           Contact:      (580) 436-1234

                    PRE-PAID ANNOUNCES 4th QUARTER & YEAR-END
                        MEMBERSHIP AND RECRUITING RESULTS
                       4th Quarter Membership Sales Up 2%
                  4th Quarter Sales Associates Recruited Up 26%
                          2004 Active Memberships Up 2%


     ADA, OK, January 4, 2005 - Pre-Paid Legal Services, Inc. (NYSE: PPD), today reported new memberships produced and new sales associates enrolled for the fourth quarter and for the year ended December 31, 2004. During the 4th quarter of 2004, new sales associates enrolled increased 26% to 41,829 from the 33,068 enrolled in the 4th quarter of 2003 and new memberships produced increased 2% to 156,896 from 153,501. For the year 2004, new sales associates enrolled remained consistent at 107,552 compared to 108,557 enrolled during 2003 while new memberships produced decreased 7% to 624,525 from 671,857. The Company's active memberships increased 2% during 2004 from 1,418,997 to 1,451,700. From the 3rd quarter of 2004 to the 4th quarter of 2004, the Company's active memberships increased by 7,954 memberships.

----------------------------------------------------------- ------------------------------------------ ---------------------------
                                                                       Three Months Ended                      Year Ended
New Memberships:                                             12/31/2004     9/30/2004     12/31/2003    12/31/2004    12/31/2003
----------------                                             ----------     ---------     ----------    ----------    ----------
New legal service membership sales........................      149,759       157,058        149,124       599,929       667,480

New "stand-alone" IDT membership sales....................        7,137         4,906          4,377        24,596         4,377
                                                              ---------     ---------      ---------     ---------     ---------
         Total new membership sales.......................      156,896       161,964        153,501       624,525       671,857
                                                              ---------     ---------      ---------     ---------     ---------

New "add-on" IDT membership sales.........................       85,918        87,136         89,928       335,792        89,928

Active Memberships:
Active legal service memberships at end of period.........    1,424,707     1,422,444      1,414,746     1,424,707     1,414,746

Active "stand-alone" IDT memberships at end of period
    (see note below)......................................       26,993        21,302          4,251        26,993         4,251
                                                              ---------     ---------      ---------     ---------     ---------
         Total active memberships at end of period........    1,451,700     1,443,746      1,418,997     1,451,700     1,418,997
                                                              ---------     ---------      ---------     ---------     ---------

Active "add-on" IDT memberships at end of period
    (see note below)......................................      283,889       247,370         86,602       283,889        86,602

New Sales Associates:
New sales associates recruited............................       41,829        37,216         33,068       107,552       108,557

Average Membership fee in force:
Average Annual Membership fee.............................      $274.02       $271.77        $262.36       $274.02       $262.36

Note - reflects 4,568 net transfers from "add-on" status to "stand-alone" status during the quarter
------------------------------------------------------------------------------------------------------ ------------- -------------


     The  Company's   total  active   membership   premium  in  force  increased
approximately 7% during 2004 and represents the 12th consecutive year of increasing its membership base and membership fees. Additionally, the membership persistency rate (defined as the number of memberships in force at the end of a 12 month period as a percentage of the total of memberships in force at the beginning of such period, plus new memberships sold during such period) has increased for six consecutive quarters from 67.6% as of June 30, 2003 to 71.0% for the latest 12 month period ended December 31, 2004.

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     Pre-Paid anticipates announcing its 2004 fourth quarter and yearly earnings on February 21, 2005 after the market closes and hosting a conference call to discuss such earnings on February 23, 2005.


         About Pre-Paid Legal Services

     Pre-Paid Legal Services develops and markets legal service plans across North America. The plans provide for legal service benefits, including unlimited attorney consultation, will preparation, traffic violation defense, automobile-related criminal charges defense, letter writing, document preparation and review and a general trial defense benefit. The Company also markets an identity theft protection plan. More information can be located at the Company's homepage on the worldwide web at http://www.prepaidlegal.com/.

     Forward-Looking Statements
     Statements in this press release, other than purely historical information, regarding the Company's future plans and objectives and expected operating results, dividends and share repurchases and statements of the assumptions underlying such statements, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements contained herein are based on certain assumptions that may not be correct. They are subject to risks and uncertainties incident to the Company's business that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are described in the reports and statements filed by the Company with the Securities and Exchange Commission, including (among others) those listed in the Company's Form 10-K and Form 10-Q, and include the risks that the Company's membership persistency or renewal rates may decline, that the Company may not be able to continue to grow its memberships and earnings, that the Company is dependent on the continued active participation of its principal executive officer, that pending or future litigation may have a material adverse effect on the Company if resolved unfavorably to the Company, that the Company could be adversely affected by regulatory developments, that competition could adversely affect the Company, that the Company is substantially dependent on its marketing force, that the Company's stock price may be affected by short sellers, that the Company has been unable to increase significantly its employee group membership sales and that the Company's active premium in force is not indicative of future revenue as a result of changes in active memberships from cancellations and additional membership sales. Please refer to pages 39 and 40 of the Company's 2003 Form 10-K and pages 8 through 10 of the Company's September 30, 2004 Form 10-Q for a more complete description of these risks. The Company undertakes no duty to update any of the forward-looking statements in this release.

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